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                                                                   EXHIBIT 23.4

                          Consent of Proposed Director

        I hereby consent to be named as a proposed director of Trendwest Resorts, Inc. in the Registration Statement on Form S-1, File No. 333-26861.

Dated: July 14, 1997


                                        /s/ HARRY DEMOREST
                                        --------------------------
                                        Harry Demorest